UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2007



                                 The Knot, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-28271               13-3895178
(State or other Jurisdiction  (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                   Identification No.)

          462 Broadway, 6th Floor, New York, New York          10013
           (Address of Principal Executive Offices)          (Zip Code)


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       Registrant's telephone number, including area code: (212) 219-8555



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          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        Results of Operations and Financial Condition.

On February 13, 2007, The Knot, Inc. ("The Knot") issued a press release announcing its financial results as of and for the quarter and year ended December 31, 2006. A copy of The Knot's press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of The Knot, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.


Item 9.01. Financial Statements and Exhibits.

         (d) Exhibits

                  99.1     Press Release dated February 13, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE KNOT, INC.
                               (Registrant)

 Date: February 13, 2007        By:   /s/ RICHARD E. SZEFC
                                      --------------------
                                     Richard E. Szefc
                                     Chief Financial Officer, Treasurer and
                                     Secretary

                                 EXHIBIT INDEX

      99.1  Press Release dated February 13, 2007.